UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Bond Fund
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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(1)  Title of each class of securities to which transaction applies:

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[  ]  Fee paid previously with preliminary materials.

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[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Bond Fund

Two International Place

Boston, Massachusetts 02110

May 29, 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, July 24, 2014 at 11:30 a.m. (Eastern Time).

At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

We hope that you will be able to attend the meeting.  Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented.  We urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

Sincerely,

/s/ Payson F. Swaffield
Payson F. Swaffield
President
Eaton Vance California Municipal Bond Fund
Eaton Vance California Municipal Bond Fund II
Eaton Vance Massachusetts Municipal Bond Fund
Eaton Vance Michigan Municipal Bond Fund
Eaton Vance Municipal Bond Fund
Eaton Vance Municipal Bond Fund II
Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund II
Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Bond Fund

/s/ Walter A. Row, III Walter A. Row, III President Eaton Vance Enhanced Equity Income Fund

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting.  Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible.  You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Bond Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Thursday, July 24, 2014:  The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively, the “Funds”), will be held at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, July 24, 2014 at 11:30 a.m. (Eastern Time), for the following purposes:

(1)	To elect Trustees of each Fund as outlined below:
	a.	For Eaton Vance California Municipal Bond Fund, Eaton Vance Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund:
		(i)	four Class III Trustees, George J. Gorman, Ronald A. Pearlman, Helen Frame Peters and Harriett Tee Taggart, to be elected by the shareholders of each Fund; and
b.

For Eaton Vance California Municipal Bond Fund II, Eaton Vance Massachusetts Municipal Bond Fund, Eaton Vance Michigan Municipal Bond Fund, Eaton Vance Municipal Bond Fund II, Eaton Vance New Jersey Municipal Bond Fund, Eaton Vance New York Municipal Bond Fund II, Eaton Vance Ohio Municipal Bond Fund and Eaton Vance Pennsylvania Municipal Bond Fund:

(i)

three Class III Trustees, George J. Gorman, Ronald A. Pearlman and Harriett Tee Taggart, to be elected by the holders of each Fund’s Common Shares and Auction Preferred Shares, voting together as a single class; and

		(ii)	one Class III Trustee, Helen Frame Peters, to be elected by the holders of each Fund’s Auction Preferred Shares, voting separately as a single class; and
	c.	For Eaton Vance Enhanced Equity Income Fund:
		(i)	three Class I Trustees, Scott E. Eston, Thomas E. Faust Jr. and Cynthia E. Frost, to be elected by the shareholders of the Fund.
(2)	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

Each Fund will hold a separate meeting.  Shareholders of each Fund will vote separately.

The Board of Trustees of each Fund has fixed the close of business on May 13, 2014 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of each Board of Trustees

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

May 29, 2014

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of their Fund avoid the necessity and additional expense to the Funds of further solicitations by promptly returning the enclosed proxy.  The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Bond Fund

Two International Place

Boston, Massachusetts  02110

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Eaton Vance California Municipal Bond Fund (the “California Fund”), Eaton Vance California Municipal Bond Fund II (the “California Fund II”), Eaton Vance Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), Eaton Vance Michigan Municipal Bond Fund (the “Michigan Fund”), Eaton Vance Municipal Bond Fund (the “Municipal Fund”), Eaton Vance Municipal Bond Fund II (the “Municipal Fund II”), Eaton Vance New Jersey Municipal Bond Fund (the “New Jersey Fund”), Eaton Vance New York Municipal Bond Fund (the “New York Fund”), Eaton Vance New York Municipal Bond Fund II (the “New York Fund II”), Eaton Vance Ohio Municipal Bond Fund (the “Ohio Fund”) and Eaton Vance Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund”) (collectively, the “Municipal Bond Funds”), and Eaton Vance Enhanced Equity Income Fund (the “Enhanced Equity Income Fund”).  The proxies will be voted at the Annual Meeting of Shareholders of each Fund and at any adjournments or postponements thereof.  The meeting will be held on Thursday, July 24, 2014 at 11:30 a.m. at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110.  The meeting will be held for the purposes set forth in the accompanying notice.  This proxy material is being mailed to shareholders on or about May 29, 2014.

The Board of Trustees of each Fund has fixed the close of business on May 13, 2014 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  The number of Common Shares, $0.01 par value per share (“Common Shares”), and the number of Auction Preferred Shares, $0.01 par value per share, liquidation preference $25,000 per share (“APS”), of each Fund outstanding on May 13, 2014, were as follows:

Fund	No. of Common Shares Outstanding on May 13, 2014	No. of APS Shares Outstanding on May 13, 2014
California Fund	21,398,686	–
California Fund II	3,885,230	1,028
Enhanced Equity Income Fund	39,173,049	–
Massachusetts Fund	1,768,514	543
Michigan Fund	1,514,065	533
Municipal Fund	68,168,250	–
Municipal Fund II	10,013,381	1,788
New Jersey Fund	2,608,910	784
New York Fund	15,681,585	–
New York Fund II	2,566,941	530
Ohio Fund	2,536,999	680
Pennsylvania Fund	2,959,759	869

Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

Proxy Statement dated May 29, 2014

According to filings made pursuant to Schedule 13(d) of the Securities Exchange Act of 1934, as amended, one or more shareholders of a Fund owns more than 5% of the Fund's Common Shares and/or APS. Information relating to such shareholders can be found on Exhibit C. As of May 13, 2014, to each Fund’s knowledge: (i) no other shareholder beneficially owned more than 5% of the outstanding shares of the Fund; and (ii) the Trustees and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

Shareholders as of the close of business on the record date will be entitled to one vote for each share held.  All properly executed proxies received prior to the meeting will be voted at the meeting.  Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the respective proxy card enclosed as proxies, or any of them, to vote in favor of the election of each Trustee.  An executed proxy delivered to a Fund is revocable by the person giving it prior to its exercise by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  Merely attending the meeting will not revoke a previously executed proxy.  If you hold Fund shares through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

If you are a record holder of Fund shares and plan to attend the meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the meeting.  If you hold Fund shares through an intermediary and plan to attend the meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the meeting.  You must contact your intermediary to obtain a legal proxy for your shares.

The Boards of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Annual Meeting of Shareholders that will be presented for consideration.  If any other matters are properly presented, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

PROPOSAL 1.  ELECTION OF TRUSTEES

Each Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen.  Under the terms of each Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes, each having a term of three years to expire on the date of the third annual meeting following its election.  An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

Proxies will be voted for the election of the following nominees:
a.	For California Fund, Municipal Fund and New York Fund:
	(i)	four Class III Trustees, George J. Gorman, Ronald A. Pearlman, Helen Frame Peters and Harriett Tee Taggart, to be elected by the shareholders of each Fund; and
b.	For California Fund II, Massachusetts Fund, Michigan Fund, Municipal Fund II, New Jersey Fund, New York Fund II, Ohio Fund and Pennsylvania Fund:
(i)

three Class III Trustees, George J. Gorman, Ronald A. Pearlman and Harriett Tee Taggart, to be elected by the holders of each Fund’s Common Shares and Auction Preferred Shares, voting together as a single class; and

	(ii)	one Class III Trustee, Helen Frame Peters, to be elected by the holders of each Fund’s Auction Preferred Shares, voting separately as a single class; and
c.	For Enhanced Equity Income Fund:
	(i)	three Class I Trustees, Scott E. Eston, Thomas E. Faust Jr. and Cynthia E. Frost, to be elected by the shareholders of the Fund.

The Board of Trustees recommends that shareholders vote FOR the election of the Trustee nominees of each Fund.

Each nominee is currently serving as a Trustee of his or her respective Fund and has consented to continue to so serve.  In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board of Trustees may recommend.  Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement. The Trustees of each Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote.  Proxies cannot be voted for a greater number of persons than the number of nominees named.  No nominee is a party adverse to his or her respective Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to such Fund.

Proxy Statement dated May 29, 2014

Under the terms of the Municipal Bond Funds’ By-laws, as amended, the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund. Effective January 1, 2014, the Board of Trustees of the Municipal Bonds Funds appointed Ms. Peters as a Trustee to be elected by holders of each Fund's APS at the meeting.  The Municipal Bond Funds’ By-laws further provide for the election of the other nominees named above by the holders of the Common Shares and the APS, voting together as a single class.

The following table presents certain information regarding the current Trustees of each Fund, including the principal occupations of each such person for at least the last five years. References below to “EVM” are to California Fund, “EIA” are to California Fund II, “MAB” are to Massachusetts Fund, “MIW” are to Michigan Fund, “EIM” are to Municipal Fund, “EIV” are to Municipal Fund II, “EMJ” are to New Jersey Fund, “ENX” are to New York Fund, “NYH” are to New York Fund II, “EIO” are to Ohio Fund, “EIP” are to Pennsylvania Fund and “EOI” are to Enhanced Equity Income Fund. Information in the table below about a Trustee's position with a Fund, the period as a Trustee and the current term of each Trustee are for all Funds unless otherwise noted. Mr. Freedman, who is currently a Class I Trustee of EOI, is not standing for election at the meeting and is expected to cease to be a Trustee on July 1, 2014.

Name and Year of Birth	Position(s) with the Funds	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	2007	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class II Trustee until 2016. EOI: Class I Trustee until 2014.

Chairman, Chief Executive Officer and President of Eaton Vance Corp. (“EVC”), Director and President of Eaton Vance, Inc. (“EV”), Chief Executive Officer and President of Eaton Vance Management (“Eaton Vance”) and Boston Management and Research (“BMR”), and Director of Eaton Vance Distributors, Inc. (“EVD”).  Trustee and/or officer of 182 registered investment companies managed by Eaton Vance or BMR.

					Director of EVC and Hexavest Inc.
Noninterested Trustees
RALPH F. VERNI 1943	Chairman of the Board and Trustee	2007 (Chairman); 2005 (Trustee)	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class I Trustee until 2015.(3) EOI: Class III Trustee until 2016.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life.  Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

					None
SCOTT E. ESTON 1956	Trustee	2011	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class II Trustee until 2016. EOI: Class I Trustee until 2014.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

					None

Proxy Statement dated May 29, 2014

Name and Year of Birth	Position(s) with the Funds	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years(2)
ALLEN R. FREEDMAN 1940	Trustee	2007	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class II Trustee until 2016. EOI: Class I Trustee until 2014.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education).  Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).  Mr. Freedman is not standing for election at the meeting.

					Director of Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).
CYNTHIA E. FROST 1961	Trustee	2014	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class II Trustee until 2016. EOI: Class I Trustee until 2014.

Private investor.  Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

					None
GEORGE J. GORMAN 1952	Trustee	2014	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class III Trustee until 2014. EOI: Class II Trustee until 2015.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).	Trustee of the Bank of America Money Market Funds Series Trust (since 2011) and of the Ashmore Funds (since 2010).
VALERIE A. MOSLEY 1960	Trustee	2014	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class I Trustee until 2015. EOI: Class III Trustee until 2016.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm).  Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012).  Former Chief Investment Officer, PG Corbin Asset Management (1990-1992).  Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

					Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
WILLIAM H. PARK 1947	Trustee	2003	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class I Trustee until 2015. EOI: Class II Trustee until 2015.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

					None

Proxy Statement dated May 29, 2014

Name and Year of Birth	Position(s) with the Funds	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years(2)
RONALD A. PEARLMAN 1940	Trustee	2003	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class III Trustee until 2014. EOI: Class II Trustee until 2015.

Professor of Law, Georgetown University Law Center.  Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

					None
HELEN FRAME PETERS 1948	Trustee	2008	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class III Trustee until 2014.(3) EOI: Class III Trustee until 2016.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999).  Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

HARRIETT TEE TAGGART 1948	Trustee	2011	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class III Trustee until 2014. EOI: Class II Trustee until 2015.	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds.  Each Trustee has served continuously since appointment unless indicated otherwise.

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnits™ 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).  Ms. Mosley did not serve as a Board member of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside.

(3)

Elected or nominated to be elected by holders of each Municipal Bond Fund’s APS, where applicable.

Each current Trustee listed above served as a Trustee of 182 funds within the Eaton Vance Fund complex as of May 13, 2014 (including both master and feeder funds in a master-feeder structure).  The address of each Trustee is Two International Place, Boston, Massachusetts 02110.

Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.  Under the terms of each Fund’s Trustee retirement policy as currently in effect, a Trustee must retire as a Trustee on the first day of July following his or her 74th birthday unless such retirement would cause a Fund to be out of compliance with Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”), in which case the retirement and resignation will occur on the first day thereafter on which a Fund would be in compliance with Section 16.  Section 16 requires in substance that at least two-thirds of the Trustees be elected by shareholders. Consistent with the Trustee retirement policy, Mr. Pearlman is currently expected to retire as a Trustee of all Funds effective July 1, 2015.

Proxy Statement dated May 29, 2014

Interested Trustee

Mr. Faust is an “interested person” (as defined in the 1940 Act) by reason of his affiliation with Eaton Vance, each Fund’s investment adviser, and EVC, a publicly-held holding company, which owns all the outstanding shares of Eaton Vance and of Eaton Vance’s trustee, EV.  (Eaton Vance, EVC, and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization.”)  Mr. Faust holds positions with other Eaton Vance affiliates that are comparable to his position with Eaton Vance listed above.

Share Ownership by Trustee

The following table shows the dollar range of shares beneficially owned in each Fund and in all registered investment companies advised, administered and/or distributed by Eaton Vance or its affiliates (the “Eaton Vance family of funds”) by each Trustee.

	Name of Trustee	Dollar Range of Fund Shares Held*	Aggregate Dollar Range of Equity Securities Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds*
Interested Trustee
	Thomas E. Faust Jr.	None	over $100,000
Noninterested Trustees
	Scott E. Eston	None	over $100,000
	Allen R. Freedman	None	over $100,000
	Cynthia E. Frost**	None	over $100,000
	George J. Gorman**	None	None
	Valerie A. Mosley***	None	None
	William H. Park	None	over $100,000
	Ronald A. Pearlman	None	over $100,000
	Helen Frame Peters	None	over $100,000
	Harriett Tee Taggart	None	over $100,000
	Ralph F. Verni	None	over $100,000
*	As of May 13, 2014.
**	Ms. Frost and Mr. Gorman have been appointed Trustees effective May 29, 2014.
***	Ms. Mosley became a Trustee effective January 1, 2014.

Board Meetings and Committees

The Board of Trustees has general oversight responsibility with respect to the business and affairs of each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of ten Trustees, including nine Trustees who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

Proxy Statement dated May 29, 2014

The Board has appointed a noninterested Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to each Fund’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of each Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, the administrator, the principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees.  Each of the adviser, the administrator, the principal underwriter and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of each Fund compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator and the adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for each Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

Each Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee.  The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board of Trustees’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board of Trustees, including the  ability and commitment to attend meetings regularly and work collaboratively with other members of the Board of Trustees; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and each Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board of Trustees.

Proxy Statement dated May 29, 2014

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards in the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a Trustee.  The following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a Trustee:

Scott E. Eston. Mr. Eston has served as a member of the Eaton Vance Fund Boards since 2011. He currently serves on the investment and advisory board of the BAC Seed Fund, a real estate investment firm, on the board and on the investment committee of Michigan State University Foundation, and on the investment advisory committee of Michigan State University.  From 1997 through 2009, Mr. Eston served in several capacities at Grantham, Mayo, Van Otterloo and Co. (“GMO”), including as Chairman of the Executive Committee and Chief Operating and Chief Financial Officer, and also as the President and Principal Executive officer of GMO Trust, an affiliated open-end registered investment company. From 1978 through 1997, Mr. Eston was employed at Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers) (since 1987 as a Partner).

Thomas E. Faust Jr.  Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007.  He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD.  Mr. Faust has served as a Director of Hexavest Inc. since 2012.  Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007).  He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School.  Mr. Faust has been a Chartered Financial Analyst since 1988.

Allen R. Freedman.  Mr. Freedman has served as a member of the Eaton Vance Fund Boards since 2007 and is the Chairperson of the Governance Committee.  Mr. Freedman also serves as a Director of Stonemor Partners L.P. where he also serves as the Chair of the Audit Committee and a member of the Trust and Compliance Committee.  Mr. Freedman was previously a Director of Assurant, Inc. from 1979-2011, a Director of Systems & Computer Technology Corp. from 1983-2004 and Chairman from 2002-2004, a Director of Loring Ward International from 2005-2007 and Chairman and a Director of Indus International, Inc. from 2005-2007.  Mr. Freedman was formerly the Chairman and Chief Executive Officer of Fortis, Inc. (predecessor to Assurant, Inc.), a specialty insurance company from which he retired in 2000.  Mr. Freedman also served as a Director of the Fortis Mutual Funds and First Fortis Life Insurance Company.  Mr. Freedman is a founding director of the Association of Audit Committee Members, Inc.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since May 29, 2014.  From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment.  From 1995-2000 Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment.  Ms. Frost also served in various investment and consulting roles at Cambridge Associates (from 1989-1995), Bain and Company (1987-1989) and BA Investment Management Company (1983-1985), and has additional experience as a member of the investment committee of several non-profit organizations.

George J. Gorman.  Mr. Gorman has served as a member of the Eaton Vance Fund Boards since May 29, 2014.  From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from  1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds.  Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust (since 2011), and the Ashmore Funds (since 2010).

Proxy Statement dated May 29, 2014

Valerie A. Mosley.  Ms. Mosley has served as a member of the Eaton Vance Fund Boards since January 1, 2014.  She currently owns and manages a consulting and investment firm, Valmo Ventures.  From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist.  Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990.  Ms. Mosley is a Director of Dynex Capital, Inc., a mortgage REIT, and also serves as a trustee or board member of several major non-profit organizations and endowments, including Wheelock College’s endowment, Mass Ventures, a quasi-public early-stage investment corporation active in Massachusetts, and the Federal Reserve Bank of Boston’s Advisory Board for Diversity.

William H. Park.  Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Chairperson of the Audit Committee.  Mr. Park was formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Ronald A. Pearlman.  Mr. Pearlman has served as a member of the Eaton Vance Fund Boards since 2003 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee.  He is a Professor of Law at Georgetown University Law Center.  Previously, Mr. Pearlman was Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury from 1983-1985 and served as Chief of Staff, Joint Committee on Taxation, U.S. Congress from 1988-1990.  Mr. Pearlman was engaged in the private practice of law from 1969-2000, with the exception of the periods of government service.  He represented large domestic and multinational businesses in connection with the tax aspects of complex transactions and high net worth individuals in connection with tax and business planning.

Helen Frame Peters.  Ms. Peters has served as a member of the Eaton Vance Fund Boards since 2008 and is a Co-Chairperson of the Portfolio Management Committee.  She is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Ms. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011.  In addition, Ms. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998.  Ms. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Harriett Tee Taggart. Ms. Taggart has served as a member of the Eaton Vance Fund Boards since 2011 and is a Co-Chairperson of the Portfolio Management Committee. She currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albermarle Corporation, a specialty chemical company where she serves as a member of the Audit Committee and of the Nomination and Governance Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she also serves as member of the Audit Committee.  Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

Ralph F. Verni.  Mr. Verni has served as a member of the Eaton Vance Fund Boards since 2005 and is the Independent Chairperson of the Board and the Chairperson of the Contract Review Committee.  Mr. Verni was formerly the Chief Investment Officer (from 1982-1992), Chief Financial Officer (from 1988-1990) and Director (from 1982-1992) of New England Life.  Mr. Verni was also the Chairperson of the New England Mutual Funds from 1982-1992; President and Chief Executive Officer of State Street Management & Research from 1992-2000; Chairperson of the State Street Research Mutual Funds from 1992-2000; Director of W.P. Carey, LLC from 1998-2004; and Director of First Pioneer Farm Credit Corp. from 2002-2006.  Mr. Verni has been a Chartered Financial Analyst since 1977.

During the fiscal year ended September 30, 2013, the Trustees of each Fund met nine times.  Each Board of Trustees has several formal standing Committees, including an Audit Committee, a Contract Review Committee, a Governance Committee, a Portfolio Management Committee, and a Compliance Reports and Regulatory Matters Committee.  The Audit Committee met twenty-three times, the Contract Review Committee met seven times, the Governance Committee met eight times, the Portfolio Management Committee met seven times and the Compliance Reports and Regulatory Matters Committee met twelve times during such period.  Each Trustee attended at least 75% of such Board and Committee meetings on which he or she serves.  None of the Trustees attended the Funds’ 2013 Annual Meetings of Shareholders.

Proxy Statement dated May 29, 2014

Each Committee of the Board of Trustees of each Fund is comprised of only noninterested Trustees.  The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Park (Chair), Eston, Pearlman and Verni, and Ms. Peters are members of the Audit Committee.  The Board of Trustees of each Fund has designated Mr. Park, a noninterested Trustee, as the Fund’s Audit Committee financial expert.  Each Audit Committee member is independent under applicable listing standards of the NYSE MKT or New York Stock Exchange (as applicable).  The purposes of the Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, such Audit Committee reports consistent with the requirements of applicable Securities and Exchange Commission (“SEC”) and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund.  Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A.  The written charter is also available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Fund Corporate Governance.”  The Audit Committee’s Report is set forth below under “Additional Information.”

Messrs. Verni (Chair), Eston, Freedman, Gorman and Park, and Mmes. Frost, Mosley, Peters and Taggart are members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of each Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board of Trustees.

Mmes. Peters and Taggart (Co-Chairs), Frost and Mosley and Mr. Freedman are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by each Fund and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board of Trustees in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

Messrs. Pearlman (Chair), Eston and Gorman are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Messrs. Freedman (Chair), Eston, Gorman, Park, Pearlman and Verni, and Mmes. Frost, Mosley, Peters and Taggart are members of the Governance Committee.  Each Governance Committee member is independent under applicable listing standards of the NYSE MKT or New York Stock Exchange (as applicable).  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

Each Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Fund Corporate Governance.”  The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter.  In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.  The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient

Proxy Statement dated May 29, 2014

background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee’s procedures for identifying and evaluating candidates for the position of noninterested Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee.  Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates.  Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.  In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills.  The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the noninterested Trustees as a group, at the following address:  Two International Place, Boston, Massachusetts 02110, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by each Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component.  Each Fund currently pays each noninterested Trustee a pro rata share, as described below, of:  (i) an annual retainer of $225,000; (ii) an additional annual retainer of $140,000 for serving as the Chair of the noninterested Trustees; (iii) an additional annual retainer of $50,000 for Committee Service; (iv) an additional annual retainer of $25,000 for serving as the Governance Committee Chair, the Audit Committee Chair, the Compliance Committee Chair or the Portfolio Management Committee Chair (to be split evenly in the event of Co-Chairs); (v) the Chairperson of an Ad Hoc Committee will receive $5,000 for any six-month period the Ad Hoc Committee is in existence, with the six-month periods being October 1 through March 31 and April 1 through September 30; and (vi) out-of-pocket expenses.  The pro rata share paid by each Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance family of funds.  For the fiscal year ended September 30, 2013, the Trustees of each Fund earned the compensation set forth below in their capacities as Trustees of each Fund, assuming they serve for the entire period.  For the calendar year ended December 31, 2013, the Trustees earned the compensation set forth below in their capacities as members of the Eaton Vance Fund Boards(1):

Proxy Statement dated May 29, 2014

	Scott E. Eston	Allen R. Freedman	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Harriett Tee Taggart	Ralph F. Verni
California Fund	$ 2,040(2)	$ 1,966	$ 1,855	$ 1,855	$ 1,855	$ 2,009	$ 2,009	$ 1,855	$ 2,003	$ 2,782(3)
California Fund II	415(2)	400	377	377	377	409	409	377	407	566(3)
Enhanced Equity Income Fund	2,217(2)	2,132	2,005	2,005	2,005	2,172	2,172	2,005	2,174	3,008(3)
Massachusetts Fund	235(2)	227	214	214	214	232	232	214	231	321(3)
Michigan Fund	206(2)	199	187	187	187	203	203	187	202	281(3)
Municipal Fund	6,631(2)	6,390	6,029	6,029	6,029	6,531	6,531	6,029	6,510	9,043(3)
Municipal Fund II	979(2)	944	890	890	890	965	965	890	962	1,336(3)
New Jersey Fund	304(2)	293	276	276	276	299	299	276	298	415(3)
New York Fund	1,612(2)	1,553	1,465	1,465	1,465	1,587	1,587	1,465	1,583	2,198(3)
New York Fund II	246(2)	239	228	228	228	247	247	228	243	342(3)
Ohio Fund	276(2)	266	250	250	250	271	271	250	271	376(3)
Pennsylvania Fund	339(2)	326	307	307	307	333	333	307	332	461(3)
Total Compensation from Fund and Fund Complex(1)	$ 245,000(4)	$ 255,000	$ 240,000	$ 240,000	$ 240,000	$ 260,000	$ 260,000	$ 240,000	$ 240,000	$ 360,000(5)

(1)

As of May 13, 2014, the Eaton Vance fund complex consisted of 182 registered investment companies or series thereof.  The compensation schedule disclosed above reflects the current compensation schedule effective January 1, 2014, and was not in place for each Fund’s full fiscal year ended September 30, 2013 or the full calendar year ended December 31, 2013.  Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $52,835 for the calendar year ended December 31, 2013.  Ms. Mosley was appointed as a Trustee effective January 1, 2014, and Ms. Frost and Mr. Gorman were appointed as Trustees effective May 29, 2014, and thus the compensation figures listed for each Fund and the Fund and Fund Complex are estimated based on amounts they would have received if they had been Trustees for the 2013 calendar year and for the fiscal year ended September 30, 2013.  Benjamin C. Esty resigned as Trustee effective December 31, 2013.  For the fiscal year ended September 30, 2013, Mr. Esty received Trustee fees of $2,009 for California Fund, $409 for California Fund II, $2,172 for Enhanced Equity Income Fund, $232 for Massachusetts Fund, $203 for Michigan Fund, $6,531 for Municipal Fund, $965 for Municipal Fund II, $299 for New Jersey Fund, $1,587 for New York Fund, $247 for New York Fund II, $271 for Ohio Fund and $333 for Pennsylvania Fund. For the calendar year ended December 31, 2013, he received $260,000 from the Fund and Fund Complex.  Lynn A. Stout resigned as a Trustee effective March 31, 2014.  For the fiscal year ended September 30, 2013, Ms. Stout received Trustee fees of $1,898 for California Fund, which included $361 of deferred compensation, $386 for California Fund II, which included $73 of deferred compensation, $2,045 for Enhanced Equity Income Fund, which included $390 of deferred compensation, $219 for Massachusetts Fund, which included $42 of deferred compensation,  $192 for Michigan Fund, which included $36 of deferred compensation, $6,170 for Municipal Fund, which included $1,174 of deferred compensation, $911 for Municipal Fund II, which included $173 of deferred compensation, $283 for New Jersey Fund, which included $54 of deferred compensation, $1,499 for New York Fund, which included $285 of deferred compensation, $236 for New York Fund II, which included $44 of deferred compensation, $256 for Ohio Fund, which included $49 of deferred compensation and $314 for Pennsylvania Fund, which included $60 of deferred compensation.  For the calendar year ended December 31, 2013, she received $245,000 from the Fund and Fund Complex, which included $45,000 of deferred compensation.

(2)

Includes deferred compensation as follows: California Fund - $2,040; California Fund II - $415; Enhanced Equity Income Fund - $2,217; Massachusetts Fund - $235; Michigan Fund - $206; Municipal Fund - $6,631; Municipal Fund II - $979; New Jersey Fund - $304; New York Fund - $1,612; New York Fund II - $246; Ohio Fund - $276 and Pennsylvania Fund - $339.

(3)

Includes deferred compensation as follows: California Fund - $1,374; California Fund II - $279; Enhanced Equity Income Fund - $1,486; Massachusetts Fund - $158; Michigan Fund - $139; Municipal Fund - $4,466; Municipal Fund II - $660; New Jersey Fund - $205; New York Fund - $1,085 New York Fund II - $169; Ohio Fund - $186 and Pennsylvania Fund - $228.

(4)

Includes $236,017 of deferred compensation.

(5)

Includes $171,250 of deferred compensation.

Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”).  Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee.  No Fund has a retirement plan for its Trustees.

The Board of Trustees recommends that shareholders vote FOR the election of the Trustee nominees of each Fund.

Proxy Statement dated May 29, 2014

NOTICE TO BANKS AND BROKER/DEALERS

Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please call 1-866-439-6787, send an email to info@amstock.com or forward such requests to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219.

ADDITIONAL INFORMATION

Audit Committee Report

Each Audit Committee reviews and discusses the audited financial statements with Fund management.  Each Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented.  Each Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC.  As mentioned, the Audit Committee is currently comprised of Messrs. Park (Chair), Eston, Pearlman and Verni, and Ms. Peters.

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of each Fund.  Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Aggregate audit, audit-related, tax, and other fees billed to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit B hereto.  Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm; and (ii) the Eaton Vance Organization by the Fund’s independent registered public accounting firm are also set forth on Exhibit B hereto.

Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually.  Each Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Proxy Statement dated May 29, 2014

Officers of the Funds

The officers of the Funds and their length of service are set forth below.  The officers of the Funds hold indefinite terms of office.  Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds will benefit from any advisory and/or administration fees paid by each Fund to Eaton Vance.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.  References below to “EVM” are to California Fund, “EIA” are to California Fund II, “MAB” are to Massachusetts Fund, “MIW” are to Michigan Fund, “EIM” are to Municipal Fund, “EIV” are to Municipal Fund II, “EMJ” are to New Jersey Fund, “ENX” are to New York Fund, “NYH” are to New York Fund II, “EIO” are to Ohio Fund, “EIP” are to Pennsylvania Fund and “EOI” are to Enhanced Equity Income Fund.  Information in the table below about an officer's position with a Fund and period as an officer are for all Funds unless otherwise noted.

Name and Year of Birth(1)	Position(s) Held with the Funds	Officer Since(2)	Principal Occupation(s) During Past Five Years(3)
WALTER A. ROW, III 1957	President of EOI	2004	Vice President of Eaton Vance and BMR. Officer of 11 registered investment companies managed by Eaton Vance or BMR.
PAYSON F. SWAFFIELD 1956	President of EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP	2003	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 155 registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of Eaton Vance and BMR. Officer of 182 registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer	2007	Vice President of Eaton Vance and BMR. Officer of 182 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	2004	Vice President of Eaton Vance and BMR. Officer of 182 registered investment companies managed by Eaton Vance or BMR.

(1)

The business address of each officer is Two International Place, Boston, Massachusetts 02110.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously.  Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds.  Titles may have changed since initial election.

(3)

Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator

Eaton Vance Management, with its principal office at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser and administrator to each Fund.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds.  Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, American Stock Transfer & Trust Company, LLC, by broker-dealer firms, or by a professional solicitation organization.  The expenses associated with the solicitation of these proxies and with any further proxies will be borne by the applicable Fund.  A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission.  A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total estimated proxy solicitation costs are approximately $108,000 and will be paid by the Funds pro rata based on the number of shareholder accounts.

Proxy Statement dated May 29, 2014

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)  Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist a Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of a Fund entitled to vote.  In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of a Fund in favor of the Proposal set forth in the Notice of this meeting are not received by July 24, 2014, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Funds, all of the Trustees and officers of each Fund, Eaton Vance and its affiliates, and any person who owns more than ten percent of a Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Funds for the Funds’ most recent fiscal year end.

Each Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should call 1-866-439-6787, send an email to info@amstock.com or write to the Fund c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219.  Shareholder reports are also available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

SHAREHOLDER PROPOSALS

To be considered for presentation at a Fund’s 2014 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on January 29, 2015.  Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on April 27, 2015 and no earlier than March 26, 2015.  In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements.  Timely submission of a proposal does not guarantee that such proposal will be included.

Proxy Statement dated May 29, 2014

EXHIBIT A

EATON VANCE FUNDS

AUDIT COMMITTEE CHARTER

I.   Composition of the Audit Committee.

The Audit Committee (the “Committee”) of each registered investment company sponsored by Eaton Vance Management (each a “Fund”) shall be comprised of a minimum of three members appointed by the Board of Trustees, which shall also determine the number and term of such members.  All members of the Committee shall be Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”).  Unless otherwise determined by the Board of Trustees, the Chairperson of the Board of Trustees shall be a member of the Committee.  A Chairperson of the Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.   In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.

each member of the Committee shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment;

2.

no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board of Trustees or of a committee of the Board of Trustees;

3.

each member of the Committee shall also satisfy the applicable Committee membership requirements imposed under the rules of the NYSE MKT LLC (“NYSE MKT”) (formerly NYSE AMEX and the American Stock Exchange) and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;

4.

at least one member of the Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the NYSE MKT and New York Stock Exchange; and

5.

unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

II.   Purposes of the Committee.

The purposes of the Committee are to:

1.

oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

2.

oversee or, as appropriate, assist Board of Trustees oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof;

3.

oversee, or, as appropriate, assist Board of Trustees oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;

4.

approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

5.

evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and

6.

prepare such audit committee reports consistent with the requirements of applicable Securities and Exchange Commission, NYSE MKT and New York Stock Exchange rules for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight.  The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers, including the independent auditors.  It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting.  Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations.  The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee.  In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III.   Meetings of the Committee.

Meetings of the Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee.  The Committee shall set its agenda and the places and times of its meetings.  The Committee may meet alone and outside the presence of management personnel with any auditor of a Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the Committee or the Board of Trustees and with legal counsel.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote.  The Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.  Each Independent Trustee of the Board of Trustees shall receive notice of all Committee meetings, and such meetings shall be open for any Independent Trustee to attend.

IV.   Duties and Powers of the Committee.

To carry out its purposes, the Committee shall have the following duties and powers with respect to each Fund:

1.

To meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.

2.

To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.

3.

To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

4.

To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors.  Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time.  The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

5.

To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

6.

To adopt, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee).  The Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.

7.

To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

8.

To receive at least annually and prior to the filing with the SEC of the independent auditors’ report on the Fund’s financial statements, a report from such independent auditors of:  (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.  If this information is not communicated to the Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

9.

To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to communications pursuant to applicable auditing standards, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors.  To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.

10.

To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.

11.

To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

12.

With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) prepare an audit committee report consistent with the requirements of applicable regulations under Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.

13.

To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance.  Such discussions may include the types of information to be disclosed and the type of presentation to be made.  The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

14.

To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

15.

To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

16.

To establish procedures for:  (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters.

17.

To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

18.

To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

19.

To coordinate its activities with the other committees of the Board of Trustees as necessary or appropriate and to communicate with such other committees regarding any material concerns or questions such committees may wish to consider in exercising their respective powers.

20.

To act on such other matters as may be delegated to the Committee by the Board of Trustees from time to time.

21.

To review the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

22.

To make recommendations to the Board of Trustees with respect to any of the above or such other matters as the Committee may deem necessary or appropriate in connection therewith.

V.   Reports to the Board of Trustees.

The Committee shall periodically report its activities to the Board of Trustees.

VI.   Resources and Authority of the Committee.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds.  The Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Committee necessary or appropriate in exercising its powers and fulfilling its responsibilities under this charter, including the reasonable costs of specialized training for Committee members.  The Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

EXHIBIT B

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table presents the aggregate fees billed to each Fund for the fiscal years ended September 30, 2013 and September 30, 2012 by the independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.  No services described in the table below were approved by a Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

	AUDIT FEES		AUDIT-RELATED FEES(1)		TAX FEES(2)		ALL OTHER FEES(3)		TOTAL
	Fiscal Year Ended 9/30/13	Fiscal Year Ended 9/30/12	Fiscal Year Ended 9/30/13	Fiscal Year Ended 9/30/12	Fiscal Year Ended 9/30/13	Fiscal Year Ended 9/30/12	Fiscal Year Ended 9/30/13	Fiscal Year Ended 9/30/12	Fiscal Year Ended 9/30/13	Fiscal Year Ended 9/30/12
California Fund	$ 69,010	$ 68,210	$ 0	$ 0	$ 14,060	$ 13,550	$ 0	$ 310	$ 83,070	$ 82,070
California Fund II	31,860	31,460	3,915	3,915	9,460	9,050	0	310	45,235	44,735
Enhanced Equity Income Fund	45,400	44,900	0	0	19,870	19,360	0	310	65,270	64,570
Massachusetts Fund	26,180	25,880	3,915	3,915	8,310	7,900	0	310	38,405	38,005
Michigan Fund	22,300	22,000	3,915	3,915	7,760	7,350	0	310	33,975	33,575
Municipal Fund	101,530	100,330	0	0	23,460	22,850	0	310	124,990	123,490
Municipal Fund II	49,330	48,180	3,915	3,915	14,060	13,550	0	310	67,305	65,955
New Jersey Fund	27,290	26,990	3,915	3,915	8,610	8,200	0	310	39,815	39,415
New York Fund	67,850	67,050	0	0	12,460	12,050	0	310	80,310	79,410
New York Fund II	32,430	31,480	3,915	3,915	9,860	9,450	0	310	46,205	45,155
Ohio Fund	27,290	26,990	3,915	3,915	8,510	8,100	0	310	39,715	39,315
Pennsylvania Fund	28,980	28,130	3,915	3,915	9,110	8,700	0	310	42,005	41,055

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Funds’ APS, where applicable.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)

All other fees consist of the aggregate fees billed for products and services provided by the independent registered public accounting firm other than audit, audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for the fiscal years ended September 30, 2013 and September 30, 2012 by the independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance Organization for the Funds’ fiscal years ended September 30, 2013 and September 30, 2012 by the independent registered public accounting firm.

B-1

	Fiscal Year Ended 9/30/13	Fiscal Year Ended 9/30/12
California Fund	$ 14,060	$ 13,860
California Fund II	13,375	13,275
Enhanced Equity Income Fund	19,870	19,670
Massachusetts Fund	12,225	12,125
Michigan Fund	11,675	11,575
Municipal Fund	23,460	23,160
Municipal Fund II	17,975	17,775
New Jersey Fund	12,525	12,425
New York Fund	12,460	12,360
New York Fund II	13,775	13,675
Ohio Fund	12,425	12,325
Pennsylvania Fund	13,025	12,925
Eaton Vance(1)	213,760	723,619

(1)

The Funds’ investment adviser and any of its affiliates, which are subsidiaries of Eaton Vance Corp. that provide ongoing services to the Funds.

B-2

EXHIBIT C

SCHEDULE 13 FILINGS

According to filings made pursuant to Schedule 13(d) of the Securities Exchange Act of 1934, as amended, the following shareholders own more than 5% of a Fund’s Common Shares and/or APS.*

Fund Name and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
California Fund – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,138,349 shares with shared dispositive power	14.43%
California Fund II – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	623,620 shares with shared dispositive power	16.05%
California Fund II – APS	UBS AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	586 shares with shared voting and shared dispositive power	57.00%
Massachusetts Fund – APS	Karpus Management, Inc. Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	33 shares with sole voting and sole dispositive power	6.08%
Massachusetts Fund – APS	UBS AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	399 shares with shared voting and shared dispositive power	73.48%
Michigan Fund – APS	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255 Blue Ridge Investment, L.L.C. 214 North Tryon Street Charlotte, NC 28255	99 shares with shared voting and shared dispositive power	18.60%
Michigan Fund – APS	UBS AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	283 shares with shared voting and shared dispositive power	53.10%
Municipal Fund – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	7,810,963 shares with shared dispositive power	11.46%
Municipal Fund II – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,227,485 shares with shared dispositive power	12.26%

Fund Name and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Municipal Fund II – APS

Bank of America Corporation
 Bank of America Corporate Center
 100 North Tryon Street
 Charlotte, NC 28255
Bank of America N.A.
 101 South  Tryon Street
 Charlotte, NC 28255
Blue Ridge Investments, L.L.C.
 214 North Tryon Street
 Charlotte, NC 28255

		154 shares with shared voting and shared dispositive power	8.60%(1)
Municipal Fund II – APS	UBS AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	918 shares with shared voting and shared dispositive power	51.34%
New Jersey Fund – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	406,446 shares with shared dispositive power	15.58%
New Jersey Fund – APS

Bank of America Corporation
 Bank of America Corporate Center
 100 North Tryon Street
 Charlotte, NC 28255
Bank of America N.A.
 101 South  Tryon Street
 Charlotte, NC 28255
Blue Ridge Investments, L.L.C.
 214 North Tryon Street
 Charlotte, NC 28255

		83 shares with shared voting and shared dispositive power	10.60%(2)
New Jersey Fund – APS	UBS AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	446 shares with shared voting and shared dispositive power	56.89%
New York Fund – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,071,744 shares with shared dispositive power	13.03%
New York Fund II – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	129,197 shares with shared dispositive power	5.03%
New York Fund II – APS	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255 Blue Ridge Investment, L.L.C. 214 North Tryon Street Charlotte, NC 28255	52 shares with shared voting and shared dispositive power	9.80%

Fund Name and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
New York Fund II – APS	Merrill Lynch & Co., Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	31 shares with shared voting and shared dispositive power	5.80%
New York Fund II – APS	UBS AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	201 shares with shared voting and shared dispositive power	37.92%
Ohio Fund – APS	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255 Blue Ridge Investment, L.L.C. 214 North Tryon Street Charlotte, NC 28255	72 shares with shared voting and shared dispositive power	10.60%
Ohio Fund – APS	Merrill Lynch & Co., Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	68 shares with sole voting and sole dispositive power	10.00%
Ohio Fund – APS	UBS AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	405 shares with shared voting and shared dispositive power	59.56%
Pennsylvania Fund – APS	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255 Blue Ridge Investment, L.L.C. 214 North Tryon Street Charlotte, NC 28255	45 shares with shared voting and shared dispositive power	5.20%
Pennsylvania Fund – APS	UBS AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	347 shares with shared voting and shared dispositive power	39.93%

*

Information in this table is based on filings made on or before May 13, 2014.

(1)

Of this amount, Bank of America, N.A. may be deemed to beneficially own 7.70%.

(2)

Of this amount, Blue Ridge Investments, L.L.C. may be deemed to beneficially own 10.50%.

PROXY CARD

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holders of Auction Preferred Shares of beneficial interest of Eaton Vance California Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holders of Auction Preferred Shares of beneficial interest of Eaton Vance Massachusetts Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE MICHIGAN MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holders of Auction Preferred Shares of beneficial interest of Eaton Vance Michigan Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holders of Auction Preferred Shares of beneficial interest of Eaton Vance Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holders of Auction Preferred Shares of beneficial interest of Eaton Vance New Jersey Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE NEW YORK MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holders of Auction Preferred Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE OHIO MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holders of Auction Preferred Shares of beneficial interest of Eaton Vance Ohio Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holders of Auction Preferred Shares of beneficial interest of Eaton Vance Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance California Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance California Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Ronald A. Pearlman (Class III)	☐
	c. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE ENHANCED EQUITY INCOME FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Enhanced Equity Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, WALTER A. ROW, III and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. Scott E. Eston (Class I)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Thomas E. Faust Jr. (Class I)	☐
	c. Cynthia E. Frost (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Massachusetts Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Ronald A. Pearlman (Class III)	☐
	c. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE MICHIGAN MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Michigan Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Ronald A. Pearlman (Class III)	☐
	c. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Ronald A. Pearlman (Class III)	☐
	c. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance New Jersey Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Ronald A. Pearlman (Class III)	☐
	c. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE NEW YORK MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐
	b. Ronald A. Pearlman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	c. Helen Frame Peters (Class III)	☐
	d. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE NEW YORK MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Ronald A. Pearlman (Class III)	☐
	c. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE OHIO MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Ohio Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Ronald A. Pearlman (Class III)	☐
	c. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP:

PROXY CARD

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 24, 2014

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE L. EDDY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 24, 2014 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

-------------------------------------------------------PLEASE FOLD HERE-------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
NOMINEES:
	a. George J. Gorman (Class III)	☐		FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	b. Ronald A. Pearlman (Class III)	☐
	c. Harriett Tee Taggart (Class III)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

TAGID: CUSIP: